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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-07868
Invesco Van Kampen Advantage Municipal Income Trust II

(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 2/28/11

Item 1. Reports to Stockholders.

Annual Report to Shareholders	February 28, 2011

Invesco Van Kampen Advantage Municipal Income Trust II
NYSE: VKI

2	Performance Summary
2	Management Discussion
4	Supplemental Information
5	Dividend Reinvestment Plan
6	Schedule of Investments
19	Financial Statements
23	Financial Highlights
24	Notes to Financial Statements
31	Auditor’s Report
32	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Trust Performance

Performance summary
Please note that the fiscal year-end for Invesco Van Kampen Advantage Municipal Income Trust II has changed to February 28. Therefore, the period covered by this report is from October 31, 2010, the date of the last annual report, through February 28, 2011, the Trust’s new fiscal year-end.
     The Trust’s return can be calculated based on either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. Market price reflects the supply and demand for Trust shares. As a result, the two returns can differ, as they did during the reporting period. Main contributors to return on an NAV basis included our exposure to port bonds.

Performance
Cumulative total returns, 10/31/10 to 2/28/11

Trust at NAV	-7.99%

Trust at Market Value	-9.78

Barclays Capital Municipal Bond Index▼	-3.09

Market Price Premium to NAV as of 2/28/11	0.27

▼	Lipper Inc.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in net asset value (NAV) for performance based on NAV and changes in market price for performance based on market price.
     Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest
We seek to provide investors with a high level of current income exempt from federal income tax, primarily through investment in a diversified portfolio of investment grade municipal securities.
     We seek to achieve the Trust’s investment objective by investing primarily in municipal securities that are rated BBB or higher by Standard & Poor’s (S&P) or Baa or higher by Moody’s at the time of purchase. Municipal securities include

Top Five Fixed Income Holdings

1.	Chicago, Illinois O’Hare International Airport Third Lien	5.3%

2.	California Housing Financial Agency	3.2

3.	Foothill/Eastern Corridor Agency California Toll Road	2.7

4.	Charleston Educational Excellence Financial Corporation Charleston County School District	2.6

5.	Miami-Dade County, Florida Aviation Miami International Airport	2.3
long-term obligations (“municipal bonds”), short-term municipal notes, participation certificates, municipal leases and tax-exempt commercial paper. The Trust also may invest in securities rated BB/Ba or B by S&P, Moody’s or Fitch, as well as unrated securities that we determine to be of comparable or higher quality. From time to time, we may invest in municipal securities that pay interest that is subject to the federal alternative minimum tax.

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	87.9%

General Obligation Bonds	8.1

Pre-refunded Bonds	2.1

Other	1.9

Total Net Assets
Applicable to Common Shares	$491.1 million
Total Number of Holdings	388

The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.
     We employ a bottom-up, research-driven approach to identify securities that have attractive risk/reward characteristics for the sectors in which we invest. We also integrate macroeconomic analysis and forecasting into our evaluation and ranking of various sectors and individual securities. Finally, we employ leverage in an effort to enhance the Trust’s income and total return.
     Sell decisions are based on:
■	A deterioration or likely deterioration of an individual issuer’s capacity to meet its debt obligations on a timely basis.

■	A deterioration or likely deterioration of the broader fundamentals of a particular industry or sector.

■	Opportunities in the secondary or primary market to purchase a security with better relative value.

Market conditions and your Trust
In the U.S. and most of the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. However, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for eurozone countries) and became a focal point of investor concern.
     In the U.S., economic recovery was present, although the pace was modest as stubbornly high unemployment and export weakness continued to weigh on the economy. Real gross domestic product, the broadest measure of overall U.S. economic activity, increased at an annual rate of 3.1% in the fourth quarter of 2010 a marked improvement from the 2.6% decrease in 2009.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds

2 Invesco Van Kampen Advantage Municipal Income Trust II

target rate unchanged in a range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy by stating: “The Committee will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”2
     During the four-month period covered by this report, municipal bond mutual funds experienced extensive net out-flows. Market volatility was heightened across the municipal asset class as U.S. Treasury yields increased, and the market was flooded with new issuance during the last two months of 2010 in anticipation of the Build America Bond (BAB) program ending. These factors contributed to rising investor fears regarding the health of municipal finances leading to redemptions and lower municipal bond prices.
     In terms of yield curve positioning, the Trust’s exposure to the long end of the curve (15+ years) detracted from returns as yields increased during most of the reporting period. Some of our yield curve and duration positioning was obtained through the use of inverse floating rate securities. Inverse floating rate securities are instruments which have an inverse relationship to a referenced interest rate. Inverse floating rate securities can be a more efficient means by which to manage duration, yield curve exposure, credit exposure and potentially can enhance yield.
     Sector performance was driven by quality spread widening for most of the reporting period before tightening in February, largely a result of increased volatility and higher tax-exempt issuance. As a result, BBB-rated and lower credit quality sectors underperformed and detracted from Trust performance as we held exposure to these market segments.
     At a sector level, our exposure to port bonds contributed to returns for the reporting period. Our exposure to health care bonds and industrial development/ pollution control revenue (IDR/PCR) bonds detracted from returns.
     We employ leverage in an effort to enhance the Trust’s income and total return. Leverage simply magnifies the performance of the Trust, either up or down, and can be implemented several ways. The Trust achieves a leveraged position through both borrowings and the use of financial instruments, which include auction rate preferred shares. During the reporting period, the use of leverage slightly detracted from returns.
     As stated earlier, the Trust trades at a market price and also has an NAV. For most of the reporting period, the Trust fluctuated between trading at a premium and trading at a discount to its underlying NAV. The Trust traded at a slight premium at the end of the reporting period.
     Thank you for investing in Invesco Van Kampen Advantage Municipal Income Trust II and for sharing our long-term investment horizon.
1	Bureau of Economic Analysis

2	U.S. Federal Reserve
The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Trust and, if applicable, index disclosures later in this report.
Thomas Byron
 Portfolio manager, is manager of Invesco Van Kampen Advantage Municipal Income Trust II. Mr. Byron joined Invesco in 2010. He was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment capacity from 1981 to 2010 and began managing the Trust in 2009. He earned a B.S. in finance from Marquette University and an M.B.A. in finance from DePaul University.
Robert Stryker
 Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Advantage Municipal Income Trust II. Mr. Stryker joined Invesco in 2010. He was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment capacity from 1994 to 2010 and began managing the Trust in 2005. He earned a B.S. in finance from the University of Illinois, Chicago.
Robert Wimmel
 Portfolio manager, is manager of Invesco Van Kampen Advantage Municipal Income Trust II. Mr. Wimmel joined Invesco in 2010. He was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment capacity from 1996 to 2010 and began managing the Trust in 2001. He earned a B.A. in anthropology from the University of Cincinnati and an M.A. in economics from the University of Illinois, Chicago.

3 Invesco Van Kampen Advantage Municipal Income Trust II

Invesco Van Kampen Advantage Municipal Income Trust II’s investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital.
■	Unless otherwise stated, information presented in this report is as of February 28, 2011, and is based on total net assets applicable to common shares.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Trust’s reports, visit invesco.com/fundreports.

Principal risks of investing in the Trust
■	The prices of securities held by the Trust may decline in response to market risks.

■	Other risks are described and defined later in this report.

About indexes used in this report
■	The Barclays Capital Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.

■	The Trust is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Trust performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Trust at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

NYSE Symbol	VKI

4 Invesco Van Kampen Advantage Municipal Income Trust II

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Trust. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of your Trust, allowing you to potentially increase your investment over time.

Plan benefits
■	Add to your account You may increase the amount of shares in your Trust easily and automatically with the Plan.

■	Low transaction costs
Shareholders who participate in the Plan are able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by a Trust, there is no fee, and when shares are bought in blocks on the open market, the per share fee is shared among all Participants.

■	Convenience
You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent) which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account via the Internet. To do this, please go to invesco.com/us.

■	Safekeeping The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan Brochure. You can enroll in the Plan by visiting invesco.com/us, calling toll-free 800 341 2929 or notifying us in writing at Invesco Van Kampen Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Please include your Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before such Distributions are paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distributions.

How the Plan works
If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Trust is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:
1.	Premium: If the Trust is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you’ll pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.

2.	Discount: If the Trust is trading at a discount – a market price that is lower than NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by your Trust. If your Trust is trading at or above its NAV, your new shares are issued directly by the Trust and there are no brokerage charges or fees. However, if your Trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all Participants in blocks, resulting in lower fees for each individual Participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
     Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan
You may withdraw from the Plan at any time by calling 800 341 2929, visiting invesco.com/us or by writing to Invesco Van Kampen Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account have signed these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees.

2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 per share fee and applicable per share fee. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.
     To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

5 Invesco Van Kampen Advantage Municipal Income Trust II

Schedule of Investments

February 28, 2011

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Municipal Bonds–174.8%
Alabama–2.0%
Bessemer, AL Governmental Util Svc Corp Wtr Supply Rev Rfdg, Ser A (AGL Insd)(a)	5.000%	06/01/39	$2,375	$2,251,072

Birmingham AL Arpt Auth Arpt Rev (AGM Insd)	5.250%	07/01/30	1,800	1,819,080

Healthcare Auth for Baptist Hlth AL, Ser A(b)(c)	6.125%	05/15/12	1,450	1,506,434

Huntsville Redstone Vlg, AL Spl Care Fac Fin Auth Redstone Vlg Proj	5.500%	01/01/43	1,900	1,351,584

Mobile, AL Indl Dev Brd Solid Waste Disp Rev Mobile Energy Svc Co Proj Rfdg(d)	6.950%	01/01/20	4	0

Selma, AL Indl Dev Brd Rev Gulf Opportunity Zone Intl Paper Co Proj, Ser A	6.250%	11/01/33	2,200	2,261,996

Valley, AL Spl Care Fac Fin Auth Rev Lanier Mem Hosp, Ser A	5.600%	11/01/16	1,000	844,760

				10,034,926

Alaska–0.4%
Northern Tob Sec Corp AK Tob Settlement, Ser A	5.000%	06/01/46	3,250	1,922,473

Arizona–4.5%
Arizona St Trans Brd Hwy Rev, Ser B(a)	5.000%	07/01/25	1,875	1,977,919

Arizona St Trans Brd Hwy Rev, Ser B(a)	5.000%	07/01/26	2,810	2,940,665

Glendale, AZ Indl Dev Auth John C Lincoln Hlth Rfdg, Ser B	5.000%	12/01/37	1,935	1,596,375

Glendale, AZ Indl Dev Auth Midwestern Univ	5.000%	05/15/35	500	445,290

Glendale, AZ Indl Dev Auth Midwestern Univ	5.125%	05/15/40	1,250	1,143,250

Maricopa Cnty, AZ Indl Dev Auth Hlth Fac Rev Catholic Hlthcare West, Ser C(b)(c)	5.000%	07/01/14	2,425	2,599,188

Maricopa Cnty, AZ Pollutn Ctl Corp Pollutn Ctl Rev Rfdg AZ Pub Svc Co, Ser B(b)(c)	5.500%	05/01/12	1,325	1,365,969

Navajo Cnty, AZ Pollutn Ctl Corp Rev, Ser C(b)(c)	5.500%	06/01/14	675	724,977

Navajo Cnty, AZ Pollutn Ctl Corp Rev, Ser E(b)(c)	5.750%	06/01/16	800	873,392

Phoenix, AZ Indl Dev Auth Ed Career Success Sch Proj Rev	7.000%	01/01/39	690	658,322

Phoenix, AZ Indl Dev Auth Ed Career Success Sch Proj Rev	7.125%	01/01/45	660	634,557

Pima Cnty, AZ Indl Dev Auth Wtr & Wastewtr Rev Global Wtr Resh LLC Proj (AMT)	6.550%	12/01/37	2,500	2,163,125

Salt Riv Proj AZ Agric Impt & Pwr Dist Elec Sys Rev, Ser A(a)	5.000%	01/01/28	2,305	2,408,979

South Campus Group LLC AZ Std Hsg Rev AZ St Univ South Campus Proj (NATL Insd)	5.625%	09/01/35	2,685	2,528,706

				22,060,714

Arkansas–0.4%
Arkansas St Cap Apprec College Svg(e)	*	06/01/16	1,930	1,723,915

California–23.2%
Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec Sub Pub Impt Proj, Ser C (AGM Insd)	*	09/01/19	6,000	3,878,640

Anaheim, CA Pub Fin Auth Lease Rev Cap Apprec Sub Pub Impt Proj, Ser C (AGM Insd)	*	09/01/21	7,195	3,874,867

Anaheim, CA Pub Fin Auth Lease Rev Pub Impt Proj, Ser C (AGM Insd)	6.000%	09/01/16	1,300	1,434,277

Bay Area Govt Assn CA Rev Tax Alloc CA Redev Pool, Ser A (Syncora Gtd)	5.250%	09/01/35	2,095	1,569,909

Bay Area Toll Auth CA Toll Brdg Rev San Francisco Bay Area, Ser F1(a)	5.000%	04/01/39	4,000	3,794,720

Beverly Hills, CA Uni Sch Dist Cap Apprec 2008 Election	*	08/01/28	900	318,564

California Cnty, CA Tob Sec Agy Tob LA Cnty Sec(f)	5.250%	06/01/21	3,000	2,652,930

California Hlth Fac Fin Auth Rev Catholic Hlthcare West, Ser A	6.000%	07/01/34	1,100	1,115,015

California Hsg Fin Agy Rev Home Mtg, Ser G (AMT)	4.950%	08/01/23	6,000	5,532,540

California Hsg Fin Agy Rev Home Mtg, Ser G (AMT)	5.050%	02/01/29	3,220	3,010,764

California Hsg Fin Agy Rev Home Mtg, Ser K (AMT)	5.300%	08/01/23	3,550	3,331,391

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Van Kampen Advantage Municipal Income Trust II

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

California–(continued)

California Hsg Fin Agy Rev Home Mtg, Ser K (AMT)	5.450%	08/01/28	$4,100	$3,998,115

California Infrastructure & Econ Dev Bk Rev Pacific Gas Elec Rfdg, Ser B(h)	0.170%	11/01/26	2,500	2,500,000

California Pollutn Ctl Fin Auth Solid Waste Disp Rev Waste Mgmt Inc Proj, Ser C (AMT)(b)(c)	5.125%	11/01/17	3,000	2,995,620

California St Dept Wtr Res Wtr Rev Cent Vly Proj, Ser AE(a)	5.000%	12/01/24	850	913,954

California St Dept Wtr Res Wtr Rev Cent Vly Proj, Ser AE(a)	5.000%	12/01/25	1,075	1,146,057

California St Dept Wtr Res Wtr Rev Cent Vly Proj, Ser AE(a)	5.000%	12/01/26	1,075	1,137,565

California St Dept Wtr Res Wtr Rev Cent Vly Proj, Ser AE(a)	5.000%	12/01/27	650	682,825

California St Dept Wtr Res Wtr Rev Cent Vly Proj, Ser AE(a)	5.000%	12/01/28	1,075	1,124,493

California St Econ Recovery Rfdg, Ser A	5.250%	07/01/21	2,100	2,339,652

California St Pub Wks Brd Lease Rev Dept of Corrections St Prisons Rfdg, Ser A (AMBAC Insd)	5.000%	12/01/19	4,000	4,069,240

California St Pub Wks Brd Lease Rev Dept of Mental Hlth Coalinga, Ser A	5.000%	06/01/24	3,750	3,590,811

California St Var Purp	5.750%	04/01/31	1,300	1,343,628

California St Vet, Ser CD (AMT)	4.600%	12/01/32	2,820	2,351,062

California Statewide Cmnty Dev Auth Rev Kaiser Permanente, Ser A	5.000%	04/01/19	1,450	1,522,732

Daly City, CA Hsg Dev Fin Agy Mobile Home Pk Rev Third Tier Franciscan Rfdg, Ser C	6.500%	12/15/47	435	356,195

Florin, CA Res Consv Dist Cap Impt Elk Grove Wtr Svc, Ser A (NATL Insd)	5.000%	09/01/33	2,000	1,684,160

Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap Apprec Rfdg, Ser A	*	01/15/22	30,000	13,247,700

Foothill/Eastern Tran Corridor Agy CA Toll Rd Rev (NATL Insd)	*	01/15/18	5,000	3,043,850

Golden St Tob Sec Corp CA Tob Settlement Rev Asset Bkd Sr, Ser A-1	4.500%	06/01/27	1,215	874,776

Golden St Tob Sec Corp CA Tob Settlement Rev Asset Bkd Sr, Ser A-1	5.750%	06/01/47	480	320,525

Los Angeles, CA Dept Wtr & Pwr, Ser A (NATL Insd)	5.125%	07/01/40	2,855	2,774,632

Los Angeles, CA Wtr & Pwr Rev Pwr Sys Sub, Ser A-1(a)	5.250%	07/01/38	3,000	2,980,380

Morongo Band of Mission Indians CA Enterprise Rev Indians Enterprise Casino, Ser B(g)	5.500%	03/01/18	165	155,536

M-S-R Pub Pwr Agy CA San Juan Proj Rev Sub Lien, Ser M (LOC–DEXIA CREDIT LOCAL)(h)(i)	0.230%	07/01/22	1,000	1,000,000

Palomar Pomerado Hlthcare Dist CA Ctf Partn	6.750%	11/01/39	1,225	1,215,629

Port Oakland CA, Ser L (NATL Insd) (AMT)	5.000%	11/01/32	4,890	4,073,908

Port Oakland CA, Ser L (NATL Insd) (Prerefunded @ 11/01/12) (AMT)	5.000%	11/01/32	610	655,353

Riverside Cnty, CA Asset Leasing Corp Leasehold Rev Riverside Cnty Hosp Proj (NATL Insd)	*	06/01/21	9,000	4,481,010

San Diego Cnty, CA Regl Arpt Auth Arpt Rev Sub, Ser A	5.000%	07/01/34	1,600	1,461,120

San Francisco, CA City & Cnty Arpt Commn Intl Arpt Rfdg 2nd, Ser A-4 (AMT)(b)(c)	6.500%	05/01/12	1,350	1,433,187

Tobacco Sec Auth Northn CA Tob Settlement Rev Asset Bkd Bd, Ser A-1	5.375%	06/01/38	4,200	2,883,930

Tobacco Sec Auth Northn CA Tob Settlement Rev Asset Bkd Bd, Ser A-1	5.500%	06/01/45	1,825	1,152,378

Tobacco Sec Auth Southn CA Tob Settlement Sr, Ser A-1	5.000%	06/01/37	1,000	652,320

Tobacco Sec Auth Southn CA Tob Settlement Sr, Ser A-1	5.125%	06/01/46	11,050	6,764,921

Vernon, CA Elec Sys Rev, Ser A	5.125%	08/01/21	2,350	2,418,080

				113,858,961

Colorado–3.7%
Colorado Ed & Cultural Fac Auth Rev Charter Sch Pinnacle Impt & Rfdg (Syncora Gtd)	5.250%	06/01/23	1,945	1,955,523

Colorado Hlth Fac Auth Hlth & Residential Care Fac Volunteers of Amer Care, Ser A	5.300%	07/01/37	1,200	867,540

Colorado Hlth Fac Auth Rev Catholic Hlth, Ser C-5 (AGM Insd)(a)	5.000%	09/01/36	5,425	5,087,131

Colorado Hlth Fac Auth Rev Hlth Fac Evangelical Lutheran	5.000%	06/01/35	2,700	2,436,615

Colorado Hlth Fac Auth Rev Hosp Portercare Adventist Hlth (Prerefunded @ 11/15/11)	6.500%	11/15/31	2,250	2,368,575

Colorado Hlth Fac Auth Rev Hosp Valley View Assn Proj	5.125%	05/15/37	1,000	838,890

Denver, CO City & Cnty Arpt Rev, Ser D (AMT)	7.750%	11/15/13	740	801,590

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Van Kampen Advantage Municipal Income Trust II

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Colorado–(continued)

Regional Trans Dist CO Denver Trans Partners	6.000%	01/15/34	$1,200	$1,128,948

Regional Trans Dist CO Denver Trans Partners	6.500%	01/15/30	1,500	1,514,535

Salida, CO Hosp Dist Rev	5.250%	10/01/36	1,699	1,305,936

				18,305,283

Connecticut–0.7%
Conn St Hsg Fin Auth Hsg Mtg Fin Pg Sub, Ser D-2 (AMT)	5.000%	05/15/31	1,800	1,731,204

Hamden, CT Fac Rev Whitney Ctr Proj, Ser B	6.125%	01/01/14	1,550	1,555,471

				3,286,675

District of Columbia–3.0%
District Columbia Hosp Rev Sibley Mem Hosp	6.375%	10/01/34	2,650	2,751,786

District Columbia Wtr & Swr Auth Pub Util Rev Sub Lien, Ser A (AGM Insd)	5.500%	10/01/41	5,500	5,675,890

District of Columbia Hosp Rev Sibley Mem Hosp	6.500%	10/01/29	800	847,400

District of Columbia Wtr & Swr Auth Pub Util Rev Sub Lien Rfdg, Ser A (AGL Insd)(a)	5.000%	10/01/29	850	872,364

District of Columbia Wtr & Swr Auth Pub Util Rev Sub Lien Rfdg, Ser A (AGL Insd)(a)	5.000%	10/01/34	1,725	1,727,622

Metropolitan Washington DC Arpt Auth Sys, Ser A (NATL Insd) (AMT)	5.250%	10/01/32	3,000	2,922,360

				14,797,422

Florida–10.5%
Alachua Cnty, FL Indl Dev Rev North FL Retirement Vlg	5.875%	11/15/36	1,000	752,220

Brevard Cnty, FL Hlth Fac Auth Residential Care Fac Rev Buena Vida Estates Inc	6.750%	01/01/37	1,405	1,253,920

Citizens Ppty Ins Corp FL High Risk Sr Sec, Ser A-1	5.250%	06/01/17	2,420	2,529,287

Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC Insd)	5.950%	07/01/20	430	438,415

Florida St Tpk Auth Tpk Rev Dept Trans Rfdg, Ser A(a)	5.000%	07/01/26	1,305	1,335,093

Florida St Tpk Auth Tpk Rev Dept Trans Rfdg, Ser A(a)	5.000%	07/01/27	1,325	1,346,478

Florida St Tpk Auth Tpk Rev Dept Trans Rfdg, Ser A(a)	5.000%	07/01/28	1,440	1,456,214

Florida St Tpk Auth Tpk Rev Dept Trans Rfdg, Ser A(a)	5.000%	07/01/32	2,500	2,506,700

Hillsborough Cnty, FL Aviation Auth Rev, Ser A (AGL Insd) (AMT)(a)	5.375%	10/01/33	1,075	1,030,205

Hillsborough Cnty, FL Aviation Auth Rev, Ser A (AGL Insd) (AMT)(a)	5.500%	10/01/38	2,425	2,279,379

Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl Rev Hillsborough Cnty IDA Rfdg (AMBAC Insd)(b)(c)	5.000%	03/15/12	800	827,280

Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl Rev Tampa Elec, Ser B(b)(c)	5.150%	09/01/13	900	963,486

Main Str Cmnty Dev Dist FL Cap Impt Rev, Ser A(g)	6.800%	05/01/38	730	550,800

Main Str Cmnty Dev Dist FL Cap Impt Rev, Ser B(g)	6.900%	05/01/17	475	430,317

Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt (AGC Insd) (AMT)	5.375%	10/01/32	11,500	11,089,680

Miami-Dade Cnty, FL Expwy Auth Toll Sys Rev, Ser A	5.000%	07/01/40	1,000	909,970

Miami-Dade Cnty, FL Hlth Fac Auth Rev Miami Childrens Hosp, Ser A	6.125%	08/01/42	705	704,471

Midtown Miami, FL Cmnty Dev FL Spl Assmt Rev, Ser A	6.000%	05/01/24	640	600,595

Ocoee, FL Wtr & Swr Sys Rev Impt & Rfdg (AMBAC Insd)	5.125%	10/01/33	5,000	4,482,200

Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando Lutheran Tower	5.500%	07/01/32	900	725,202

Orange Cnty, FL Hlth Fac Auth Rev Hlthcare Orlando Lutheran Rfdg	5.375%	07/01/20	925	846,467

Palm Beach Cnty, FL Hlth Fac Auth Rev Wtrford Proj	5.875%	11/15/37	1,250	1,111,100

Palm Beach Cnty, FL Solid Waste Auth Rev Impt (BHAC Insd)(a)	5.500%	10/01/23	2,900	3,131,449

Port Saint Lucie, FL Spl Assmt Rev Southwest Annexation Dist, Ser 1-B (NATL Insd)	5.000%	07/01/33	2,100	1,800,666

Putnam Cnty, FL Dev Auth Pollutn Ctl Rev Rfdg Seminole Proj, Ser A (AMBAC Insd)(b)(c)	5.350%	05/01/18	3,500	3,654,070

Reunion East Cmnty Dev Dist FL Spl Assmt(j)	5.800%	05/01/36	490	239,267

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Van Kampen Advantage Municipal Income Trust II

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Florida–(continued)

Seminole Tribe FL Spl Oblig Rev, Ser A(g)	5.250%	10/01/27	$500	$417,680

Seven Oaks, FL Cmnty Dev Dist II Spl Assmt Rev, Ser A	5.875%	05/01/35	1,030	733,010

Sterling Hill Cmnty Dev Dist FL Cap Impt Rev, Ser A	6.200%	05/01/35	900	767,538

Tolomato Cmnty, FL Dev Dist Spl Assmt	6.550%	05/01/27	1,000	697,860

Tolomato Cmnty, FL Dev Dist Spl Assmt	6.650%	05/01/40	840	565,194

Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry Riddle Aero, Ser A	5.750%	10/15/29	1,180	1,180,496

				51,356,709

Georgia–4.5%
Atlanta, GA Arpt Passenger Fac Charge Rev Gen Sub Lien, Ser C (AGM Insd)(a)	5.000%	01/01/33	4,000	3,942,240

Atlanta, GA Tax Alloc Beltline Proj, Ser B	6.750%	01/01/20	400	401,156

Atlanta, GA Tax Alloc Beltline Proj, Ser B	6.750%	01/01/20	725	727,095

Atlanta, GA Tax Alloc Beltline Proj, Ser B	7.375%	01/01/31	220	217,151

Atlanta, GA Wtr & Wastewtr Rev, Ser A	6.000%	11/01/27	1,350	1,439,572

Atlanta, GA Wtr & Wastewtr Rev, Ser A	6.000%	11/01/28	1,450	1,536,797

Atlanta, GA Wtr & Wastewtr Rev, Ser A	6.000%	11/01/29	1,350	1,422,117

Georgia Muni Elec Auth Pwr Rev, Ser B (FGIC Insd)(e)	5.700%	01/01/19	4,910	5,784,569

Private Colleges & Univ Auth GA Rev Emory Univ, Ser B(a)	5.000%	09/01/29	4,000	4,187,600

Putnam Cnty, GA Dev Auth Pollutn Ctl Rev GA Pwr Co, Ser 1	5.100%	06/01/23	1,700	1,719,295

Richmond Cnty, GA Dev Auth ASU Jaguar Student Hsg LLC, Ser A	5.250%	02/01/35	1,000	854,640

				22,232,232

Hawaii–2.4%
Hawaii St Arpt Sys Rev, Ser A	5.000%	07/01/39	2,250	2,101,455

Hawaii St Dept Budget & Fin Spl Purp Rev Hawaiian Elec Co Inc, Ser A (NATL Insd) (AMT)	5.650%	10/01/27	10,430	9,666,941

				11,768,396

Idaho–0.9%
Idaho Hlth Fac Auth Rev Saint Lukes Hlth Sys Proj, Ser A	6.500%	11/01/23	850	936,054

Idaho Hlth Fac Auth Rev Saint Lukes Hlth Sys Proj, Ser A	6.750%	11/01/37	1,100	1,177,935

Idaho Hlth Fac Auth Rev Vly Vista Care Corp Rfdg	6.125%	11/15/27	915	749,641

University Idaho Univ Rev Ref Gen 2011(b)(c)	5.250%	04/01/21	1,270	1,376,553

				4,240,183

Illinois–20.4%
Bartlett, IL Tax Increment Rev Sr Lien Quarry Redev Proj Rfdg	5.600%	01/01/23	1,450	1,185,694

Bolingbrook, IL Cap Apprec Rfdg, Ser C (NATL Insd)	*	01/01/29	1,710	559,580

Bolingbrook, IL Cap Apprec, Ser B (NATL Insd)	*	01/01/32	1,365	351,965

Bourbonnais, IL Indl Proj Rev Olivet Nazarene Univ Proj	5.500%	11/01/40	800	751,096

Chicago, IL Brd Ed Rfdg, Ser C (AGM Insd)	5.000%	12/01/27	3,850	3,699,734

Chicago, IL Brd Ed Rfdg, Ser C (AGM Insd)(a)	5.000%	12/01/27	4,425	4,252,292

Chicago, IL O’Hare Intl Arpt Rev Gen Arpt Third Lien, Ser A (AGC Insd)	5.250%	01/01/24	4,505	4,583,567

Chicago, IL O’Hare Intl Arpt Rev Gen Arpt Third Lien, Ser A (AGC Insd)	5.250%	01/01/25	10,650	10,776,202

Chicago, IL O’Hare Intl Arpt Rev Gen Arpt Third Lien, Ser A (AGC Insd)(a)	5.250%	01/01/24	2,695	2,742,001

Chicago, IL O’Hare Intl Arpt Rev Gen Arpt Third Lien, Ser A (AGC Insd)(a)	5.250%	01/01/25	6,350	6,425,247

Chicago, IL O’Hare Intl Arpt Rev Gen Arpt Third Lien, Ser A (AGC Insd)(a)	5.250%	01/01/26	1,290	1,300,320

Chicago, IL O’Hare Intl Arpt Rev, Ser A (AGM Insd)(a)	5.000%	01/01/33	4,400	4,191,792

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Advantage Municipal Income Trust II

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Illinois–(continued)

Chicago, IL Rfdg, Ser F(h)	0.450%	12/01/08	$800	$800,000

Chicago, IL, Ser A (AGL Insd)(a)	5.250%	01/01/25	2,700	2,680,155

Cook Cnty, IL Sch Dist No. 100 Berwyn South, Ser D (AGM Insd)	5.500%	12/01/23	3,345	3,663,645

Granite City Madison Cnty IL Waste Mgmt Inc Proj (AMT)(b)(c)	3.500%	05/01/13	950	948,091

Illinois Dev Fin Auth Rev Cmnty Rehab Providers Fac, Ser A	7.375%	07/01/25	790	781,982

Illinois Fin Auth Hosp Rev Rfdg Kish Hlth Sys Oblig Group	5.500%	10/01/22	1,325	1,352,520

Illinois Fin Auth Rev Christian Homes Inc Rfdg, Ser A	5.750%	05/15/26	1,200	1,053,660

Illinois Fin Auth Rev IL Fin Auth Roosevelt Univ	5.500%	04/01/37	1,000	893,440

Illinois Fin Auth Rev Northwestn Mem Hosp, Ser A(a)	5.375%	08/15/24	2,400	2,537,760

Illinois Fin Auth Rev Northwestn Mem Hosp, Ser A(a)	5.750%	08/15/30	1,700	1,744,591

Illinois Fin Auth Rev Resurrection Hlthcare, Ser A (AGM Insd)	5.500%	05/15/24	2,000	2,033,140

Illinois Fin Auth Rev Riverside Hlth Sys	6.250%	11/15/35	1,400	1,421,434

Illinois Fin Auth Rev Rush Univ Med Ctr Oblig Grp, Ser A	7.250%	11/01/38	2,140	2,278,009

Illinois Fin Auth Rev Sherman Hlth Sys, Ser 2007-A	5.500%	08/01/37	3,000	2,533,920

Illinois Fin Auth Rev Temps 65 Pk Pl Elmhurst, Ser D-2	7.000%	11/15/15	1,900	1,861,088

Illinois Fin Auth Solid Waste Rev Disp Waste Mgmt Inc Proj, Ser A (AMT)	5.050%	08/01/29	1,335	1,224,061

Illinois Hlth Fac Auth Rev Children’s Mem Hosp (NATL Insd)	6.250%	08/15/13	1,730	1,834,163

Illinois Hlth Fac Auth Rev Evangelical Hosp Rfdg, Ser A (AGM Insd)(e)	6.750%	04/15/17	1,485	1,752,092

Illinois Hlth Fac Auth Rev Evangelical Hosp, Ser C (AGM Insd)	6.750%	04/15/17	825	973,385

Illinois St First Ser (AGM Insd)	5.250%	04/01/27	3,400	3,285,182

Metropolitan Pier & Expo Auth IL Dedicated St Tax Rev McCormick Pl Expn, Ser A (AGM Insd)	5.500%	06/15/50	2,500	2,299,550

Northern IL Univ Ctf Part Hoffman Estates Ctr Proj (AGM Insd)	5.400%	09/01/16	1,705	1,810,625

Peoria, Moline & Freeport, IL Coll Mtg, Ser A (GNMA Collateralized) (AMT)	7.600%	04/01/27	100	101,586

Railsplitter Tobacco Settlement Auth IL	5.500%	06/01/23	3,625	3,474,961

Regional Trans Auth IL, Ser A (AMBAC Insd)	8.000%	06/01/17	5,000	6,125,100

Will Cnty, IL Sch Dist No 122 New Lenox Rfdg, Ser B (NATL Insd)	5.250%	11/01/20	9,260	9,460,849

Will-Kankakee Regl Dev Auth IL Multi-Family Hsg Rev Sr Estates Supportive Living (AMT)	7.000%	12/01/42	575	497,306

				100,241,785

Indiana–3.3%
Crown Point, IN Econ Dev Temps Wittenberg Vlg Proj, Ser C-1	7.250%	11/15/14	760	750,204

Indiana Hlth & Ed Fac Fin Auth Rev Ascension Hlth Sr Cr B-6(a)	5.000%	11/15/36	4,600	4,214,152

Indiana Hlth Fac Fin Auth Hosp Rev Columbus Regl Hosp Rfdg (AGM Insd)	7.000%	08/15/15	2,285	2,548,529

Indiana St Dev Fin Auth Rev Exempt Fac Conv Rfdg (AMT)	5.950%	08/01/30	1,500	1,456,260

Indiana St Fin Auth Environmental Fac Rev IN Pwr & LT Co Proj Rfdg, Ser A	4.900%	01/01/16	1,775	1,902,285

Petersburg, IN Pollutn Ctl Rev IN Pwr & Lt (AMT)	5.950%	12/01/29	2,000	2,010,680

Southwest Parke Cmnty Sch Bldg First Mtg (NATL Insd)	5.250%	07/15/21	2,850	3,104,989

Vigo Cnty, IN Hosp Auth Rev Un Hosp Inc(g)	5.750%	09/01/42	500	368,580

				16,355,679

Iowa–0.6%
Pottawattamie Cnty, IA Rev Christian Homes Inc Rfdg, Ser E	5.750%	05/15/26	1,600	1,404,880

Tobacco Settlement Auth IA Tob Settlement Rev Asset Bkd, Ser C	5.375%	06/01/38	530	376,968

Tobacco Settlement Auth IA Tob Settlement Rev Asset Bkd, Ser C	5.500%	06/01/42	2,050	1,357,633

				3,139,481

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Advantage Municipal Income Trust II

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Kansas–1.8%
Burlington, KS Environmental Impt Rev KC Pwr Lt Rfdg, Ser B (Syncora Gtd)(b)(c)	5.000%	04/01/11	$1,500	$1,505,055

Kansas St Dev Fin Auth Hosp Rev Adventist Hlth	5.750%	11/15/38	2,800	2,845,752

Kansas St Dev Fin Auth Rev KS Proj, Ser N (AMBAC Insd) (Prerefunded @ 10/01/12)	5.250%	10/01/21	3,615	3,881,751

Olathe, KS Sr Living Fac Rev Catholic Care Campus Inc, Ser A	6.000%	11/15/38	800	661,488

				8,894,046

Kentucky–2.2%
Kentucky Econ Dev Fin Auth Hosp Fac Rev Owensboro Med Hlth Sys, Ser A	6.500%	03/01/45	1,700	1,624,061

Kentucky Econ Dev Fin Auth Louisville Arena Proj Rev Louisville Arena Sub, Ser A-1 (AGL Insd)	5.750%	12/01/28	1,700	1,780,359

Kentucky St Ppty & Bldg Commn Rev Rfdg Proj No 93 (AGL Insd)	5.250%	02/01/24	1,810	1,925,008

Kentucky St Ppty & Bldg Commn Rev Rfdg Proj No 93 (AGL Insd)	5.250%	02/01/25	2,035	2,144,605

Louisville & Jefferson Cnty, KY Metro Govt Hlth Sys Rev Norton Hlthcare Inc	5.250%	10/01/36	3,180	2,816,939

Mount Sterling, KY Lease Rev KY League Cities Fdg, Ser B	6.100%	03/01/18	500	537,035

				10,828,007

Louisiana–5.7%
Lafayette, LA Util Rev (NATL Insd)	5.250%	11/01/21	5,000	5,259,350

Louisiana Loc Govt Environment Fac Pkg Fac Corp Garage Proj, Ser A (AMBAC Insd)	5.375%	10/01/31	2,495	2,235,944

Louisiana Loc Govt Environment Southeastn LA Student Hsg, Ser A (NATL Insd)	5.250%	08/01/24	5,970	5,936,807

Louisiana Pub Fac Auth Rev Entergy LA LLC Proj	5.000%	06/01/30	1,250	1,230,162

Louisiana St Ctzn Ppty Ins Corp Assmt Rev, Ser C-2 (AGL Insd)	6.750%	06/01/26	2,250	2,564,505

New Orleans, LA Rfdg (NATL Insd)	5.125%	09/01/21	6,000	6,069,600

Rapides Fin Auth LA Rev Cleco Pwr Proj (AMT)(b)(c)	5.250%	03/01/13	2,100	2,194,353

Saint John Baptist Parish LA Rev Marathon Oil Corp, Ser A	5.125%	06/01/37	2,775	2,565,904

				28,056,625

Maryland–2.5%
Maryland St Econ Dev Corp Econ Dev Rev Term Proj, Ser B	5.750%	06/01/35	1,095	988,894

Maryland St Econ Dev Corp Econ Dev Rev Trans Fac Proj, Ser A	5.375%	06/01/25	775	712,566

Maryland St Econ Dev Corp MD Aviation Admin Fac (AGM Insd) (AMT)	5.375%	06/01/20	5,000	5,134,200

Maryland St Hlth & Higher Ed Fac Auth Rev MD Inst College of Art	5.000%	06/01/40	770	671,017

Maryland St Hlth & Higher Ed Fac Auth Rev Mercy Med Ctr, Ser A	5.500%	07/01/42	940	810,318

Maryland St Trans Auth Arpt Baltimore/WA Intl Arpt, Ser B (AMBAC Insd) (AMT)	5.125%	03/01/24	4,000	4,024,640

				12,341,635

Massachusetts–3.2%
Massachusetts Bay Tran Auth MA Gen Tran Sys Rfdg, Ser A	6.250%	03/01/12	1,200	1,269,180

Massachusetts Dev Fin Agy Sr Living Fac Rev, Ser B2	6.250%	06/01/14	1,130	1,110,508

Massachusetts Muni Whsl Elec Co Pwr Supply Sys Rev Proj No. 6-A, Ser A (NATL Insd)	5.250%	07/01/16	2,000	2,063,680

Massachusetts St Dev Fin Agy Rev Linden Ponds Inc Fac, Ser A	5.750%	11/15/35	450	256,455

Massachusetts St Hlth & Ed Fac Auth Rev Hlthcare Sys Covenant	6.000%	07/01/31	1,380	1,376,660

Massachusetts St Hlth & Ed Fac Auth Rev Saint Mem Med Ctr, Ser A	6.000%	10/01/23	1,275	1,023,761

Massachusetts St Hlth & Ed Fac Auth Rev Tufts Univ, Ser N-2(h)	0.150%	08/15/34	500	500,000

Massachusetts St Indl Fin Agy Wtr Treatment Amern Hingham (AMT)	6.900%	12/01/29	925	924,852

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Advantage Municipal Income Trust II

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Massachusetts–(continued)

Massachusetts St Indl Fin Agy Wtr Treatment Amern Hingham (AMT)	6.950%	12/01/35	$925	$893,041

Massachusetts St Sch Bldg Auth Dedicated Sales Tax Rev, Ser A (AMBAC Insd)(a)	4.500%	08/15/35	6,590	6,097,068

				15,515,205

Michigan–2.8%
Detroit, MI Sew Disp Rev Sr Lien Rfdg, Ser C-1 (AGM Insd)	7.000%	07/01/27	2,450	2,822,180

Detroit, MI Wtr Supply Sys Rev Sr Lien Rfdg, Ser C (NATL Insd)	5.250%	07/01/19	2,790	2,867,060

Eastern Mich Univ Rev Rfdg, Ser B (LOC–JP MORGAN CHASE BANK)(h)(i)	0.240%	03/01/49	1,000	1,000,000

Kent Hosp Fin Auth MI Rev Spectrum Hlth, Ser A(b)(c)	5.250%	01/15/14	1,000	1,089,010

Kent Hosp Fin Auth MI Rev Spectrum Hlth, Ser A(b)(c)	5.500%	01/15/15	500	557,880

Taylor, MI Bldg Auth (AMBAC Insd)	6.000%	03/01/13	2,285	2,471,707

Troy, MI Downtown Dev Auth Dev Rfdg (NATL Insd)	5.500%	11/01/15	3,090	3,105,388

				13,913,225

Minnesota–1.2%
Chisago, MN Hlthcare Fac Rev Cdl Homes LLC Proj	6.000%	08/01/42	475	417,629

Minneapolis & St Paul MN Hsg & Redev Auth Allina Hlthcare Sys, Ser B-1 (LOC–JP MORGAN CHASE BANK)(h)(i)	0.200%	11/15/35	1,000	1,000,000

Minneapolis, MN Hlthcare Sys Rev Fairview Hlth Svc, Ser A	6.375%	11/15/23	2,050	2,264,266

Minneapolis, MN Hlthcare Sys Rev Fairview Hlth Svc, Ser A	6.625%	11/15/28	1,350	1,457,487

Saint Paul, MN Hsg & Redev Auth Hlthcare Fac Rev Hlth Partners Oblig Grp Proj	5.250%	05/15/36	900	778,257

				5,917,639

Mississippi–1.1%
Mississippi Business Fin Corp Chevron USA Inc Proj, Ser C(h)	0.170%	12/01/30	400	400,000

Mississippi Business Fin Corp MS Gulf Opportunity Zone Chevron USA Inc Proj, Ser E (GTY AGMT)(h)	0.190%	12/01/30	3,300	3,300,000

Mississippi Dev Bk Spl Oblig MS Ltd Oblig Hosp Impt (NATL Insd)	5.250%	07/01/32	1,845	1,807,768

				5,507,768

Missouri–3.5%
Cape Girardeau Cnty, MO Indl Dev Auth Hlthcare Fac Rev Southeast MO Hosp Assoc	5.625%	06/01/27	325	312,747

Cass Cnty, MO Hosp Rev	5.625%	05/01/38	1,700	1,422,747

Cole Cnty, MO Indl Dev Auth Sr Living Fac Rev Lutheran Sr Svc Heisinger Proj	5.500%	02/01/35	625	573,688

Kirkwood, MO Indl Dev Auth Retirement Cmnty Rev Temp 75 Aberdeen Hts, Ser C-1	7.500%	11/15/16	1,800	1,810,854

Maryland Heights, MO Tax Increment Rev South Heights Redev Proj Rfdg, Ser A	5.500%	09/01/18	835	785,526

Missouri Jt Mun Elec Util Commn Pwr Proj Rev Plum Point Proj (NATL Insd)	5.000%	01/01/27	4,625	4,422,240

Missouri St Dev Fin Brd Infrastructure Fac Rev Crackerneck Creek Proj, Ser C	5.000%	03/01/26	2,500	2,438,175

Missouri St Hlth & Ed Fac Auth Rev Sr Living Fac Lutheran Sr	5.500%	02/01/42	1,100	950,213

Missouri St Hlth & Ed Fac Rev Univ MO Columbia Arena Proj	5.000%	11/01/16	2,195	2,255,648

Saint Louis Cnty, MO Mtg Rev Ctf Rcpt, Ser H (AMT)(e)	5.400%	07/01/18	1,500	1,742,550

Saint Louis, MO Indl Dev Auth Tax Increment & Cmnty Impt Dist Loughborough Com Redev Rfdg	5.750%	11/01/27	700	618,373

				17,332,761

Nebraska–1.1%
Omaha Pub Pwr Dist NE Elec Rev Sys, Ser A(a)	5.000%	02/01/34	5,235	5,259,500

Nevada–2.8%
Clark Cnty, NV Econ Dev Rev Alexander Dawson Sch Proj	5.375%	05/15/33	2,000	1,896,800

Clark Cnty, NV Indl Dev Rev Southwest Gas Corp Proj, Ser A (AMBAC Insd) (AMT)	5.250%	07/01/34	7,000	6,255,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Advantage Municipal Income Trust II

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Nevada–(continued)

Las Vegas Vly, NV Wtr Dist Rfdg, Ser B (NATL Insd)	5.000%	06/01/27	$4,375	$4,385,587

Reno, NV Hosp Rev Renown Regl Med Ctr Proj, Ser A	5.250%	06/01/37	1,750	1,443,768

				13,982,055

New Hampshire–0.7%
New Hampshire Hlth & Ed Fac Hlthcare Sys Covenant Hlth	5.500%	07/01/34	1,400	1,324,316

New Hampshire St Business Fin Auth Pollutn Ctl Rev Utd Illum Co Proj (AMT)(b)(c)	7.125%	02/01/12	800	830,800

New Hampshire St Business Fin Auth Pollutn Ctl Rev Utd Illum Rfdg, Ser A (AMT)(b)(c)	6.875%	02/01/12	570	593,182

New Hampshire St Business Fin Auth Wtr Fac Rev Pennichuck Wtrwks Inc (AMBAC Insd) (AMT)	6.300%	05/01/22	850	851,062

				3,599,360

New Jersey–5.9%
New Jersey Econ Dev Auth Rev MSU Student Hsg Proj Provident Group Montclair LLC	5.875%	06/01/42	1,800	1,652,382

New Jersey Econ Dev Auth Rev Mtr Veh Rev, Ser A (BHAC Insd)(a)	5.250%	07/01/26	6,625	7,409,466

New Jersey Hlthcare Fac Fin Auth Rev Gen Hosp Ctr at Passaic (AGM Insd)(e)	6.750%	07/01/19	2,500	3,073,675

New Jersey St Hsg & Mtg Fin Agy Rev Single Family Hsg, Ser X (AMT)	5.100%	10/01/23	4,000	3,996,120

Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev Pollutn Ctl Pub Svc Elec & Gas, Ser A (NATL Insd) (AMT)	5.450%	02/01/32	10,750	10,004,057

Tobacco Settlement Fin Corp NJ, Ser 1A	5.000%	06/01/41	4,680	2,814,178

				28,949,878

New Mexico–1.1%
Farmington, NM Pollutn Ctl Rev Pub Svc NM San Juan, Ser C	5.900%	06/01/40	2,275	2,164,003

Jicarilla, NM Apache Nation Rev Adj, Ser A(g)	5.000%	09/01/18	1,500	1,569,945

New Mexico St Hosp Equip Ln Council Hosp Rev Presbyterian Hlthcare Svc, Ser A(a)	6.375%	08/01/32	1,500	1,583,715

				5,317,663

New York–7.5%
Brooklyn Arena Local Dev Corp Barclays Ctr Proj	6.250%	07/15/40	1,480	1,448,713

Brooklyn Arena Local Dev Corp Barclays Ctr Proj	6.375%	07/15/43	620	615,660

Metropolitan Trans Auth NY Rev Rfdg, Ser A (NATL Insd)	5.250%	11/15/31	7,000	6,986,280

Metropolitan Transn Auth NY Dedicated Tax Fd, Ser B	5.250%	11/15/29	2,000	2,050,440

New York City Indl Dev Agy Rev Liberty 7 World Trade Ctr Proj, Ser B	6.750%	03/01/15	2,000	2,002,380

New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev, Ser D(a)	5.000%	06/15/38	5,000	4,951,850

New York City, Ser I-1(a)	5.000%	02/01/26	5,440	5,601,731

New York St Mtg Agy Homeowner Mtg Rev 145 (AMT)	5.125%	10/01/37	1,000	935,960

New York St Twy Auth St Pers Income Tax Rev Trans, Ser A(a)	5.000%	03/15/26	2,000	2,108,960

New York St Twy Auth St Pers Income Tax Rev Trans, Ser A(a)	5.000%	03/15/27	2,250	2,360,048

New York St Urban Dev Corp Rev St Fac Rfdg	5.700%	04/01/20	5,000	5,647,650

Port Auth N Y & N J Spl Oblig Rev Jfk Intl Air Terminal	6.000%	12/01/36	2,250	2,212,110

				36,921,782

North Carolina–0.1%
North Carolina Med Care Commn Retirement Fac Rev First Mtg Southminster Proj, Ser A	5.750%	10/01/37	795	661,520

North Dakota–0.2%
McLean Cnty, ND Solid Waste Fac Rev Great River Energy, Ser B	5.150%	07/01/40	1,000	931,380

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Advantage Municipal Income Trust II

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Ohio–6.4%
Allen Cnty, OH Hosp Fac Rev Catholic Hlthcare, Ser B (LOC–JP MORGAN CHASE & CO)(h)(i)	0.190%	10/01/31	$500	$500,000

Dayton, OH Arpt Rev James M Cox Dayton Rfdg, Ser C (Radian Insd) (AMT)	5.250%	12/01/27	1,000	928,500

Lorain Cnty, OH Hosp Rev Fac Catholic Rfdg, Ser C-1 (AGM Insd)(a)	5.000%	04/01/24	3,600	3,651,876

Lorain Cnty, OH Hosp Rev Fac Catholic, Ser A (AGM Insd)(a)	5.000%	02/01/24	3,325	3,373,478

Lorain Cnty, OH Hosp Rev Fac Catholic, Ser B (AGM Insd)(a)	5.000%	02/01/24	3,350	3,398,876

Montgomery Cnty, OH Rev Catholic Hlth, Ser C-1 (AGM Insd)(a)	5.000%	10/01/41	1,625	1,492,936

Montgomery Cnty, OH Rev Miami Vly Hosp, Ser A	6.000%	11/15/28	1,740	1,793,401

Montgomery Cnty, OH Rev Miami Vly Hosp, Ser A	6.250%	11/15/39	1,100	1,130,228

Ohio St Air Quality Dev Auth Rev Dayton Pwr (BHAC Insd) (AMT)(a)	4.800%	09/01/36	5,000	4,522,450

Ohio St Air Quality Dev Auth Rev OH Pwr Co Galvin, Ser A (AMT)(b)(c)	2.875%	08/01/14	1,000	996,850

Ohio St Air Quality Dev Auth Rev Pollutn Ctl First Energy Rfdg, Ser C	5.625%	06/01/18	2,800	2,990,148

Ohio St Higher Ed Fac Commn Rev Summa Hlth Sys 2010 Proj	5.750%	11/15/35	1,720	1,566,112

Ohio St Higher Ed Fac Commn Rev Univ Hosp Hlth Sys, Ser 2009A	6.750%	01/15/39	2,250	2,313,720

Ohio St Hsg Fin Agy Residential Mtg Rev Mtg Bkd Sec Pgm, Ser F (GNMA Collateralized)(a)	5.500%	09/01/39	1,646	1,669,867

Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev Rfdg First Energy, Ser A(b)(c)	5.875%	06/01/16	1,050	1,131,007

Toledo Lucas Cnty, OH Port Auth Northwest Bd Fd, Ser A (AMT)(e)	6.000%	05/15/11	80	80,039

				31,539,488

Oklahoma–0.6%
Chickasaw Nation, OK Hlth Sys(g)	6.250%	12/01/32	1,650	1,710,274

Tulsa Cnty, OK Indl Auth Sr Montereau Inc Proj, Ser A	7.125%	11/01/30	1,250	1,223,725

				2,933,999

Oregon–0.5%
Oregon St Dept Admin Rfdg, Ser C (NATL Insd)	5.250%	11/01/18	2,500	2,614,350

Pennsylvania–2.0%
Allentown, PA Coml & Indl Dev Diocese of Allentown (LOC–Wells Fargo Bank N.A.)(h)(i)	0.210%	12/01/29	3,000	3,000,000

Delaware Riv Port Auth PA & NJ Rev, Ser D	5.000%	01/01/35	1,100	1,084,853

Pennsylvania St Tpk Commn Tpk Rev Conv Cap Apprec Sub, Ser B-2(f)	5.750%	12/01/28	2,500	1,923,400

Pennsylvania St Tpk Commn Tpk Rev Conv Cap Apprec Sub, Ser B-2(f)	6.000%	12/01/34	1,550	1,180,883

Philadelphia, PA Auth For Indl Dev Rev Newcourtland Elder Svcs Proj(h)	0.200%	03/01/27	2,500	2,500,000

				9,689,136

South Carolina–6.2%
Charleston Ed Excellence Fin Corp SC Rev Charleston Cnty Sch Dist	5.250%	12/01/25	3,125	3,201,312

Charleston Ed Excellence Fin Corp SC Rev Charleston Cnty Sch Dist	5.250%	12/01/26	9,375	9,555,844

Greenville, SC Impt & Rfdg (NATL Insd)	5.250%	04/01/21	3,115	3,219,415

South Carolina Jobs Econ Dev Auth Hlth Fac Rev First Mtg Wesley Com Rfdg	5.300%	10/01/36	1,100	811,877

South Carolina Jobs Econ Dev Auth Hosp Fac Rev Palmetto Hlth Alliance Rfdg, Ser A	6.250%	08/01/31	2,200	2,200,352

South Carolina Jobs Econ Dev Auth Hosp Rev Rfdg & Impt Anmed Hlth, Ser B (AGL Insd)	5.500%	02/01/38	1,000	1,000,270

South Carolina Jobs Econ Dev Auth Indl Rev Elec & Gas Co Proj, Ser A (AMBAC Insd)	5.200%	11/01/27	6,500	6,512,935

South Carolina Jobs Econ Dev Auth Indl Rev Elec & Gas Co Proj, Ser B (AMBAC Insd) (AMT)	5.450%	11/01/32	3,750	3,486,337

South Carolina Jobs Econ Dev Auth Rev Woodlands at Furman Proj, Ser A	6.000%	11/15/42	750	370,328

				30,358,670

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Advantage Municipal Income Trust II

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Tennessee–4.3%
Chattanooga, TN Hlth Ed & Hsg Fac Brd Rev CDFI Phase I LLC Proj Rfdg, Ser A	5.000%	10/01/25	$2,130	$1,898,043

Chattanooga, TN Hlth Ed & Hsg Fac Brd Rev CDFI Phase I LLC Proj Rfdg, Ser A	5.125%	10/01/35	2,595	2,137,787

Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp First Mtg Impt & Rfdg, Ser B (Prerefunded @ 07/01/12)	8.000%	07/01/33	1,270	1,406,055

Johnson City, TN Hlth & Ed Fac Brd Hosp Rev Cap Apprec First Mtg Rfdg, Ser A (NATL Insd)	*	07/01/26	12,525	4,591,039

Johnson City, TN Hlth & Ed Fac Brd Hosp Rev First Mtg Mtn St Hlth Rfdg, Ser A (NATL Insd) (Prerefunded @ 7/01/12)	7.500%	07/01/25	4,800	5,284,032

Johnson City, TN Hlth & Ed Fac Brd Hosp Rev First Mtg Mtn St Hlth, Ser A	5.500%	07/01/36	2,975	2,577,808

Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev Methodist, Ser B (AGM Insd)(a)	5.250%	09/01/27	3,100	3,142,594

				21,037,358

Texas–19.5%
Alliance Arpt Auth Inc TX Spl Fac Rev FedEx Corp Proj Rfdg (AMT)	4.850%	04/01/21	1,750	1,743,577

Dallas Cnty, TX Flood Ctl Dist Rfdg	6.750%	04/01/16	750	792,968

Dallas, TX Civic Ctr Rfdg & Impt (AGL Insd)	5.000%	08/15/18	1,400	1,513,946

Dallas, TX Civic Ctr Rfdg & Impt (AGL Insd)	5.000%	08/15/19	1,600	1,717,936

Dallas-Fort Worth, TX Intl Arpt Rev Impt & Rfdg, Ser A (BHAC Insd) (AMT)	5.500%	11/01/31	8,000	7,906,880

Dallas-Fort Worth, TX Intl Arpt Rev Jt, Ser C (NATL Insd) (AMT)	5.750%	11/01/18	775	777,736

Dallas-Fort Worth, TX Intl Arpt Rev Jt, Ser C (NATL Insd) (AMT)	6.000%	11/01/23	1,500	1,505,625

El Paso Cnty, TX Hosp Dist, Ser A (AGL Insd)(a)	5.000%	08/15/37	5,850	5,654,142

Harris Cnty, TX Cultural Ed Fac Fin Corp Rev YMCA Greater Houston, Ser A (LOC–JP MORGAN CHASE BANK)(h)(i)	0.210%	06/01/38	725	725,000

Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev Baylor College Medicine, Ser B (LOC–JP MORGAN CHASE BANK)(h)(i)	0.190%	11/15/47	300	300,000

Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev Mem Hermann Hlthcare, Ser A (Prerefunded @ 6/01/11)	6.375%	06/01/29	1,000	1,025,440

Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev Mem Hermann Hlthcare Sys, Ser B	7.250%	12/01/35	925	1,004,726

Harris Cnty, TX Indl Dev Corp Solid Waste Disp Rev Deer Park Refng Proj	5.000%	02/01/23	1,100	1,106,116

Harris Cnty, TX Sr Lien Toll Rd, Ser A(a)	5.000%	08/15/25	4,350	4,576,331

Houston, TX Arpt Sys Rev Sub Lien, Ser A (AGM Insd) (AMT)	5.625%	07/01/30	3,000	2,999,760

Houston, TX Util Sys Rev Comb First Lien Rfdg, Ser A (AGM Insd)(a)	5.000%	11/15/36	9,425	9,350,166

Judson, TX Indpt Sch Dist Sch Bldg (AGL Insd)(a)	5.000%	02/01/37	3,700	3,618,341

Lower CO Riv Auth Tex Rev Rfdg, Ser A	5.000%	05/15/40	1,750	1,628,165

Matagorda Cnty, TX Navig Dist No. 1 Rev Houston Lt Rfdg (AMBAC Insd) (AMT)	5.125%	11/01/28	5,000	4,427,250

McLennan Cnty, TX Pub Fac Corp Proj Rev	6.625%	06/01/35	1,350	1,423,373

Mission, TX Econ Dev Corp Solid Waste Disp Rev Waste Mgmt Inc Proj (AMT)(b)(c)	6.000%	08/01/13	1,000	1,055,960

North Central, TX Hlth Fac Dev Corp Rev Hosp Baylor Hlthcare Sys Proj, Ser A	5.125%	05/15/29	500	480,780

North TX Twy Auth Rev Rfdg Sys First Tier, Ser B	5.625%	01/01/28	1,000	1,024,710

North TX Twy Auth Rev Rfdg Sys First Tier, Ser B	6.000%	01/01/26	1,000	1,046,650

North TX Twy Auth Rev Rfdg Sys First Tier, Ser B	6.000%	01/01/27	1,250	1,306,850

North TX Twy Auth Rev Sys First Tier Rfdg, Ser L-2(b)	6.000%	01/01/38	1,750	1,883,665

North TX Twy Auth Rev Toll Second Tier Rfdg, Ser F	5.750%	01/01/33	3,200	3,091,712

Stafford, TX Econ Dev Corp (NATL Insd)	5.500%	09/01/30	3,960	4,014,331

Stafford, TX Econ Dev Corp (NATL Insd)	6.000%	09/01/19	1,990	2,253,436

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Buckingham Sr Living Cmnty Inc	5.625%	11/15/27	1,000	871,880

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Buckingham Sr Living Cmnty Inc	5.750%	11/15/37	2,800	2,326,436

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac Buckner Retirement Svcs Inc Proj	5.250%	11/15/37	7,000	6,219,850

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac CC Young Mem Home Proj	5.750%	02/15/25	500	409,295

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Retirement Fac CC Young Mem Home, Ser B-2	6.500%	02/15/14	1,300	1,262,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Advantage Municipal Income Trust II

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Texas–(continued)

Tarrant Cnty, TX Cultural Ed Fac Fin Corp Rev Christus Hlth Rfdg, Ser A (AGL Insd)	6.250%	07/01/28	$3,600	$3,763,944

Texas Private Activity Surface Trans Corp Sr Lien Nt Mobility	6.875%	12/31/39	1,675	1,695,887

Texas St Trans Commn Mobility Fd(a)	5.000%	04/01/28	6,450	6,745,281

Tyler, TX Hlth Fac Dev Corp Hosp Rev Rfdg & Impt East TX Med Ctr Rfdg, Ser A	5.375%	11/01/37	3,100	2,520,300

				95,771,070

Utah–1.0%
Intermountain Pwr Agy UT Pwr Supply Rev Rfdg, Ser A (FGIC Insd)(e)	*	07/01/17	4,950	4,074,989

Utah St Charter Sch Fin Auth Charter Sch Rev Summit Academy, Ser A	5.800%	06/15/38	875	701,435

				4,776,424

Virginia–1.1%
Lexington, VA Indl Dev Auth Residential Care Fac Rev Mtg Kendal at Lexington, Ser A	5.500%	01/01/37	550	422,603

Richmond, VA Indl Dev Auth Govt Fac Rev Bd (AMBAC Insd)	5.000%	07/15/17	1,465	1,597,158

Tobacco Settlement Fin Corp VA	5.500%	06/01/26	1,520	1,686,106

White Oak Vlg Shops VA Cmnty Dev Auth Spl Assmt Rev	5.300%	03/01/17	1,638	1,642,160

				5,348,027

Washington–1.4%
Kalispel Tribe Indians Priority Dist WA Rev	6.625%	01/01/28	1,500	1,297,740

Spokane, WA Pub Fac Dist Hotel Motel & Sales Use Tax (NATL Insd)	5.250%	09/01/33	3,000	2,961,000

Washington St Hlthcare Fac Auth Swedish Hlth Svcs, Ser A	6.250%	11/15/41	1,125	1,125,709

Washington St Hsg Fin Commn Nonprofit Rev Custodial Rcpt Wesley Homes, Ser 2007A-2027(g)	6.000%	01/01/27	1,720	1,561,295

				6,945,744

West Virginia–1.4%
Harrison Cnty, WV Cnty Cmnty Solid Waste Disp Rev Allegheny Energy Rfdg, Ser D (AMT)	5.500%	10/15/37	2,500	2,216,800

West Virginia St Hosp Fin Auth Hosp Rev Rfdg & Impt Utd Hlth Sys, Ser C	5.500%	06/01/34	1,160	1,146,393

West Virginia St Hosp Fin Auth Hosp Rev Rfdg & Impt Utd Hlth Sys, Ser C	5.500%	06/01/39	1,065	1,032,262

West Virginia St Hosp Fin Auth Hosp Rev Thomas Hlth Sys	6.000%	10/01/20	1,100	1,071,048

West Virginia St Hosp Fin Auth Hosp Rev Thomas Hlth Sys	6.250%	10/01/23	1,270	1,209,891

				6,676,394

Wisconsin–2.0%
Superior, WI Collateralized Util Rev Superior Wtr Lt & Pwr Proj Rfdg, Ser A (AMT)	5.375%	11/01/21	500	504,560

Superior, WI Collateralized Util Rev Superior Wtr Lt & Pwr Proj, Ser B (AMT)	5.750%	11/01/37	460	433,688

Wisconsin Hsg & Econ Dev Auth Home Ownership Rev, Ser A (AMT)(a)	5.300%	09/01/23	3,100	3,175,299

Wisconsin Hsg & Econ Dev Auth Home Ownership Rev, Ser A (AMT)(a)	5.500%	09/01/28	1,905	1,917,402

Wisconsin St Gen Rev Appropriation Rev, Ser A ST APPROP	5.375%	05/01/25	1,125	1,206,101

Wisconsin St Hlth & Ed Fac Auth Rev Aurora Hlthcare Inc, Ser B(b)(c)	5.125%	08/15/16	1,100	1,180,377

Wisconsin St Hlth & Ed Fac Auth Rev Prohealth Care Inc Oblig Grp	6.625%	02/15/39	1,340	1,405,325

				9,822,752

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Advantage Municipal Income Trust II

			Par
			Amount
Description	Coupon	Maturity	(000)	Value

Wyoming–1.0%
Sweetwater Cnty, WY Pollutn Ctl Rev ID Pwr Co Proj Rfdg	5.250%	07/15/26	$1,350	$1,395,698

Sweetwater Cnty, WY Solid Waste Disp Rev FMC Corp Proj Rfdg (AMT)	5.600%	12/01/35	2,790	2,636,801

Uinta Cnty, WY Pollutn Ctl Rev Chevron USA Inc Proj Rfdg(h)	0.170%	08/15/20	1,000	1,000,000

				5,032,499

Puerto Rico–3.1%
Puerto Rico Elec Pwr Auth Pwr Rev, Ser CCC	5.250%	07/01/27	2,300	2,219,132

Puerto Rico Elec Pwr Auth Pwr Rev, Ser XX	5.250%	07/01/40	2,300	2,006,129

Puerto Rico Sales Tax Fin Corp Sales Tax Rev First Sub, Ser A	5.375%	08/01/39	1,750	1,619,485

Puerto Rico Sales Tax Fin Corp Sales Tax Rev First Sub, Ser A	5.500%	08/01/42	2,500	2,347,475

Puerto Rico Sales Tax Fin Corp Sales Tax Rev First Sub, Ser A (Prerefunded @ 8/01/11)(b)(c)	5.000%	08/01/11	3,125	3,186,938

Puerto Rico Sales Tax Fin Corp Sales Tax Rev First Sub, Ser C	5.250%	08/01/41	4,000	3,618,640

				14,997,799

Virgin Islands–0.4%
Virgin Islands Pub Fin Auth Rev Matching Fd Ln Nt-Sr Lien, Ser A	5.000%	10/01/25	1,975	1,949,147

TOTAL INVESTMENTS(k)–174.8% (Cost $881,001,200)				858,747,740

FLOATING RATE NOTE OBLIGATIONS(l)–(20.7%)
Notes with interest rates ranging from 0.26% to 0.41% at 02/28/11, and contractual maturities of collateral ranging from 09/01/23 to 10/01/41 (See Note 1I)				(101,905,000)

OTHER ASSETS IN EXCESS OF LIABILITIES–1.5%				7,281,224

PREFERRED SHARES–(55.6%)				(273,000,000)

NET ASSETS APPLICABLE TO COMMON SHARES–100.0%				$491,123,964

Investment Abbreviations:

AGC	– Assured Guaranty Corp. Insured Custody Certificates
AGL	– Assured Guaranty Ltd.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.**
AMT	– Alternative Minimum Tax
BHAC	– Berkshire Hathaway Assurance Corp.
FGIC	– Financial Guaranty Insurance Co.
GNMA	– Government National Mortgage Association
GTY AGMT	– Guarantee Agreement
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
Radian	– Radian Asset Assurance
Syncora Gtd	– Syncora Guaranteed Limited

Notes to Schedule of Investments:

*	Zero coupon bond
(a)	Underlying security related to Dealer Trusts entered into by the Trust. See Note 1I.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2011.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2011 was $0, which represented 0.00% of the Trust’s net assets applicable to common shares.
(e)	Escrowed to Maturity
(f)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(g)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2011 was $6,764,427, which represented 1.38% of the Trust’s net assets, applicable to common shares.
(h)	Demand security payable upon demand by the Trust at a specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2011.
(i)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(j)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Advantage Municipal Income Trust II

(k)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

National Public Finance Guarantee Corp.	15.03%

Assured Guaranty Municipal Corp.	11.02

American Municipal Bond Assurance Corp.**	7.15

(l)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at February 28, 2011. At February 28, 2011, the Trust’s investments with a value of $172,010,791 are held by the Dealer Trusts and serve as collateral for the $101,905,000 in the floating rate note obligations outstanding at that date.
**	AMBAC filed for bankruptcy on November 8, 2010.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Advantage Municipal Income Trust II

Statement of Assets and Liabilities

February 28, 2011

Assets:

Investments, at value (Cost $881,001,200)	$858,747,740

Receivables:
Interest	11,602,094

Investments sold	1,395,492

Expense reimbursement from adviser	22,278

Total assets	871,767,604

Liabilities:
Floating rate note obligations	101,905,000

Payables:
Custodian bank	4,273,805

Investments purchased	1,093,477

Income distributions — preferred shares	31,556

Accrued other operating expenses	326,504

Trustees’ deferred compensation and retirement plans	12,833

Accrued fees to affiliates	465

Total liabilities	107,643,640

Preferred shares ($0.01 par value, authorized 100,000,000 shares, 10,920 issued with liquidation preference of $25,000 per share)	273,000,000

Net assets applicable to common shares	$491,123,964

Net assets applicable to common shares consists of:
Shares of beneficial interest — common shares	$587,766,186

Undistributed net investment income	13,882,754

Unrealized appreciation (depreciation)	(22,253,460)

Undistributed net realized gain (loss)	(88,271,516)

$491,123,964

Shares outstanding, $0.01 par value per common share with an unlimited number of shares authorized:
Common shares outstanding	44,271,856

Net asset value per common share	$11.09

Market value per common share	$11.12

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Advantage Municipal Income Trust II

Statement of Operations

For the period November 1, 2010 to February 28, 2011 and the year ended October 31, 2010

	Four months ended	Year ended
	February 28,	October 31,
	2011	2010

Investment income:
Interest	$15,583,372	$48,521,286

Expenses:
Advisory fees	1,580,318	5,050,855

Interest, facilities and maintenance fees	451,202	1,559,792

Professional fees	117,996	120,725

Administrative services fees	70,542	211,035

Trustees’ and officers’ fees and benefits	44,092	119,259

Custodian fees	4,816	44,246

Transfer agent fees	1,256	43,579

Other	-0-	161,114

Total expenses	2,270,222	7,310,605

Less: Fees waived and/or expenses reimbursed	(30,734)	(531,592)

Net expenses	2,239,488	6,779,013

Net investment income	13,343,884	41,742,273

Realized and unrealized gain (loss):
Net realized gain (loss)	(3,531,762)	(9,780,725)

Unrealized appreciation (depreciation):
Beginning of the period	30,501,706	(11,726,717)

End of the period	(22,253,460)	30,501,706

Net unrealized appreciation (depreciation) during the period	(52,755,166)	42,228,423

Net realized and unrealized gain (loss)	(56,286,928)	32,447,698

Distributions to preferred shareholders from net investment income	(377,775)	(1,124,937)

Net increase (decrease) in net assets applicable to common shares from operations	$(43,320,819)	$73,065,034

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Advantage Municipal Income Trust II

Statement of Changes of Net Assets

For the period November 1, 2010 to February 28, 2011 and the years ended October 31, 2010 and 2009

	For the four
	months ended	For the year ended	For the year ended
	February 28,	October 31,	October 31,
	2011	2010	2009

From investment activities:
Operations:
Net investment income	$13,343,884	$41,742,273	$44,760,817

Net realized gain (loss)	(3,531,762)	(9,780,725)	(34,437,721)

Net unrealized appreciation (depreciation) during the period	(52,755,166)	42,228,423	127,713,803

Distributions to preferred shareholder from net investment income	(377,775)	(1,124,937)	(2,814,469)

Net increase (decrease) in net assets applicable to common shares from operations	(43,320,819)	73,065,034	135,222,430

Distributions to common shareholders from net investment income	(12,923,567)	(38,603,358)	(33,937,569)

Net increase (decrease) in net assets applicable to common shares from investment activities	(56,244,386)	34,461,676	101,284,861

From capital transactions:
Value of common shares issued through dividend reinvestment	240,302	628,607	127,813

Repurchase of shares	-0-	-0-	(45,774)

Net increase in net assets applicable to common shares from capital transactions	240,302	628,607	82,039

Total increase (decrease) in net assets applicable to common shares	(56,004,084)	35,090,283	101,366,900

Net assets applicable to common shares:
Beginning of the period	547,128,048	512,037,765	410,670,865

End of the period (including undistributed net investment income of $13,882,754, $13,897,693 and $11,913,035, respectively)	$491,123,964	$547,128,048	$512,037,765

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen Advantage Municipal Income Trust II

Statement of Cash Flows

For the period November 1, 2010 to February 28, 2011 and the year ended October 31, 2010

	Four months ended	Year ended
	February 28,	October 31,
	2011	2010

Net increase (decrease) in net assets applicable to common shares from operations	$(43,320,819)	$73,065,034

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:
Purchases of investments	(32,563,548)	(83,543,813)

Proceeds from sales of investments	26,127,527	123,217,986

Net purchases of short-term investments	—	(1,300,000)

Amortization of premium	418,249	1,231,504

Accretion of discount	(1,012,389)	(3,226,377)

Net realized loss on investments	3,531,762	9,780,725

Net change in unrealized appreciation (depreciation) on investments	52,755,166	(42,228,423)

Decrease in interest receivables and other assets	2,411,913	1,092,805

(Decrease)/Increase in accrued expenses and other payables	(357,748)	82,295

Increase/(Decrease) in trustees’ deferred compensation and retirement plans	12,833	(1,017,678)

Net cash provided by operating activities	8,002,946	77,154,058

Cash flows provided by (used in) financing activities:
Dividends paid to common shareholders from net investment income	(12,675,670)	(38,039,273)

Increase in custodian bank payable	4,273,805	—

Net proceeds from and repayments of floating rate note obligations	(1,180,000)	(9,330,000)

Retirement of preferred shares	—	(28,500,000)

Net cash provided by (used in) financing activities	(9,581,865)	(75,869,273)

Net increase (decrease) in cash	(1,578,919)	1,284,785

Cash at the beginning of the period	1,578,919	294,134

Cash at the end of the period	$—	$1,578,919

Supplemental disclosures of cash flow information
Cash paid during the period for interest, facilities and maintenance fees	$451,202	$1,011,813 †

†	For the year ended October 31, 2010, facilities and maintenance fees were excluded.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Van Kampen Advantage Municipal Income Trust II

Financial Highlights

The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.

	Four months ended
	February 28,		Year ended October 31,
	2011		2010	2009	2008	2007	2006

Net asset value, beginning of the period	$12.36		$11.59	$9.29	$13.73	$14.74	$14.62

Net investment income(a)	0.30		0.94	1.01	1.12	1.05	0.98

Net realized and unrealized gain (loss)	(1.27)		0.73	2.12	(4.51)	(1.03)	0.44

Distributions paid to preferred shareholders:
Net investment income	(0.01)		(0.03)	(0.06)	(0.33)	(0.34)	(0.30)

Net realized gain	-0-		-0-	-0-	-0-	-0-	(0.01)

Total income (loss) from investment operations	(0.98)		1.64	3.07	(3.72)	(0.32)	1.11

Distributions paid to common shareholders:
Net investment income	(0.29)		(0.87)	(0.77)	(0.72)	(0.69)	(0.73)

Net realized gain	-0-		-0-	-0-	-0-	-0-	(0.26)

Net asset value, end of the period	$11.09		$12.36	$11.59	$9.29	$13.73	$14.74

Market value, end of the period	$11.12		$12.65	$11.28	$8.40	$12.08	$13.10

Total return at net asset value(b)	(7.92)%		14.71%

Total return at market value(c)	(9.78)%		20.63%	45.16%	(25.96)%	(2.89)%	7.86%

Net assets applicable to common shares at end of the period (000’s omitted)	$491,124		$547,128	$512,038	$410,671	$613,609	$664,829

Portfolio turnover(d)	2%		9%	15%	56%	18%	14%

Ratios/supplemental data based on average net assets applicable to common shares:
With fee waivers and/or expense reimbursements(e)	1.37	%(f)	1.28%	1.69%	2.32%	2.25%	1.36%

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees(e),(h)	1.09	%(f)	1.09%	1.21%	1.07%	1.06%	1.28%

Without fee waivers and/or expense reimbursements(e)	1.39	%(f)	1.38%	1.89%	2.49%	2.40%	N/A

Ratio of net investment income before preferred dividends	8.14	%(f)	7.90%	9.96%	8.95%	7.33%	6.90%

Preferred share dividends	0.23	%(f)

Ratio of net investment income after preferred share dividends	7.91	%(f)	7.69%	9.33%	6.31%	4.95%	4.80%

Senior Securities:
Total preferred shares outstanding	10,920		10,920	12,060	13,440	16,800	16,800

Total amount of preferred shares outstanding (000’s omitted)	$273,000		$273,000	$301,500	$336,000	$420,000	$420,000

Asset coverage per preferred share(g)	$69,975		$75,103	$67,459	$55,571	$61,536	$64,593

Liquidating preference per preferred share	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values differ from the net asset value and returns for shareholders transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(e)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(f)	Ratios are annualized and based on average net assets applicable to common shares (000’s omitted) of $498,505.
(g)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets and dividing this by the number of preferred shares outstanding.
(h)	For the years ended October 31, 2010 and prior, ratio does not exclude facilities and maintenance fees.
N/A=Not Applicable

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Van Kampen Advantage Municipal Income Trust II

Notes to Financial Statements

February 28, 2011

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Advantage Municipal Income Trust II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. Effective June 1, 2010, the Trust changed its name from Van Kampen Advantage Municipal Income Trust II to Invesco Van Kampen Advantage Municipal Income Trust II.
  On February 28, 2011, the Trust’s fiscal year-end changed from October 31 to February 28.
  The Trust’s investment objective is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in municipal securities rated investment grade at the time of investment.
  The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, and type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — The Trust declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally paid annually and are distributed on a pro rata basis to common and preferred shareholders. The Trust may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Trust intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

24        Invesco Van Kampen Advantage Municipal Income Trust II

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Trust may purchase and sell interests in portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
I.	Floating Rate Note Obligations — The Trust invests in inverse floating rate securities, such as Residual Interest Bonds (“RIBs”) or Tender Option Bonds (“TOBs”) for investment purposes and to enhance the yield of the Trust. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Such transactions may be purchased in the secondary market without first owning the underlying bond or by the sale of fixed rate bonds by the Trust to special purpose trusts established by a broker dealer (“Dealer Trusts”) in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The Dealer Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interest in the bonds. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Trust, thereby collapsing the Dealer Trusts.
TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Trust or less than what may be considered the fair value of such securities.
The Trust accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the Dealer Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.
The Trust generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and the changes in the value of such securities in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Trust, the Trust will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Trust could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.
J.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Trust’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.
L.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining Auction Rate Preferred Shares and floating rate note obligations, if any.

25        Invesco Van Kampen Advantage Municipal Income Trust II

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust pays an advisory fee to the Adviser based on the annual rate 0.55% of the Trust’s average daily net assets including current preferred shares and leverage entered into to retire preferred shares of the Trust. Prior to June 1, 2010, Van Kampen Asset Management (“VKAM”) had voluntarily agreed to waive investment advisory fees equal to 0.10% of the average daily net assets including current preferred shares and leverage. For the period November 1, 2009 to May 31, 2010, the Trust paid an advisory fee of $2,923,994 to VKAM based on the annual rate and the Trust’s average daily net assets as discussed above.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provides discretionary investment management services to the Trust based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Trust’s expenses (excluding certain items discussed below) to 1.05%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Trust’s expenses to exceed the limit reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Trust has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. For the period November 1, 2010 to February 28, 2011 and the year ended October 31, 2010, the Adviser waived fees and/or reimbursed expenses of $30,734 and $0, respectively.
  Prior to June 1, 2010, VKAM voluntarily waived $531,592 of advisory fees of the Trust.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. Prior to June 1, 2010, under separate accounting services and chief compliance officer (“COO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the COO provided compliance services to the Trust. Pursuant to such agreements, the Trust paid $38,310 to VKII. For the period November 1, 2010 to February 28, 2011 and the year ended October 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Trust.
  Prior to June 1, 2010, under a legal services agreement, VKII provided legal services to the Trust. Pursuant to such agreement, the Trust paid $12,528 to VKII.
  Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the period ended February 28, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$858,747,740	$—	$858,747,740

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust.
  For the period November 1, 2010 to February 28, 2011 and the year ended October 31, 2010, the Trust paid legal fees of $28,000 and $38,171, respectively, for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP, as legal counsel to the Trust. A member of that firm is a Trustee of the Trust.

26        Invesco Van Kampen Advantage Municipal Income Trust II

  Prior to June 1, 2010, the Trust provided retirement plans for its independent trustees. Such plans were terminated and the amounts owed to the trustees were distributed.

NOTE 5—Cash Balances and Borrowings

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  Inverse floating rate obligations resulting from the transfer of bonds to Dealer Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fees related to inverse floating rate note obligations during the period ended February 28, 2011 were $103,708,000 and 0.80%, respectively.
  The Trust had entered into a $150 million joint revolving bank credit facility. The purpose of the facility was to provide availability of funds for short-term liquidity purposes. The revolving credit facility expired on September 3, 2010. The Trust had no borrowings under the facility during the year ended October 31, 2010.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the period November 1, 2010 to February 28, 2011 and the years ended October 31, 2010 and 2009:

	Four months ended	Year ended	Year ended
	February 28,	October 31,	October 31,
	2011	2010	2009

Ordinary income	$-0-	$14,427	$432,892

Tax-exempt income	13,301,342	39,713,868	36,502,212

Total distributions	$13,301,342	$39,728,295	$36,935,104

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$12,798,574

Net unrealized appreciation (depreciation) — investments	(20,966,213)

Capital loss carryforward	(88,474,583)

Shares of beneficial interest — common shares	587,766,186

Total net assets applicable to common shares	$491,123,964

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation (depreciation) difference is attributable primarily to book and tax accretion and amortization differences and inverse floater adjustments.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Trust utilized $0 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Trust has a capital loss carryforward as of February 28, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2014	$2,455,675

February 28, 2015	8,594,496

February 29, 2016	30,211,343

February 28, 2017	33,876,054

February 28, 2018	9,753,775

February 28, 2019	3,583,240

Total capital loss carryforward	$88,474,583

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

27        Invesco Van Kampen Advantage Municipal Income Trust II

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the period November 1, 2010 to February 28, 2011 was $14,912,305 and $25,593,272, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$20,503,171

Aggregate unrealized (depreciation) of investment securities	(41,469,384)

Net unrealized appreciation (depreciation) of investment securities	$(20,966,213)

Cost of investments for tax purposes is $879,713,953.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of the sale of bonds with amortization, on February 28, 2011, undistributed net investment income was decreased by $57,481, undistributed net realized gain (loss) was decreased by $51,479 and shares of beneficial interest increased by $108,960. This reclassification had no effect on the net assets of the Trust.

NOTE 9—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Four months ended	Year ended	Year ended
	February 28,	October 31,	October 31,
	2011	2010	2009

Beginning shares	44,250,437	44,198,222	44,191,881

Shares issued through dividend reinvestment	21,419	52,215	11,795

Shares repurchased*	-0-	-0-	(5,454)

Ending shares	44,271,856	44,250,437	44,198,222

*	The Trust has a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Trust’s shares trade from its net asset value. For the period November 1, 2010 to February 28, 2011 and the year ended October 31, 2010, the Trust did not repurchase any of its shares. For the year ended October 31, 2009, the Trust repurchased $5,454 of its shares at an average discount of 7.79%, from net asset value per share. The Trust expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes such activity will further the accomplishment of the foregoing objectives, subject to review of the Trustees.

NOTE 10—Preferred Shares of Beneficial Interest

The Trust has issued Auction Rate Preferred Shares (“preferred shares”) which have a liquidation value of $25,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $25,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.
  Historically, the Trust paid annual fees equivalent to 0.25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auction. Effective March 16, 2009, the Trust decreased this amount to 0.15% due to auction failures. In the future, if auctions no longer fail, the Trust may return to an annual fee payment of 0.25% of the preferred share liquidation value. These fees are included as a component of interest, facilities and maintenance fees on the Statement of Operations.
  Dividends, which are cumulative, are reset through auction procedures.

		Amount			Range of
Series	Shares†	(000’s omitted)†	Rate†	Reset Date	Dividend Rates††

A	1,040	$26,000	0.427%	03/01/2011	0.365-0.503%

B	1,040	26,000	0.411	03/02/2011	0.365-0.503

C	1,040	26,000	0.427	03/01/2011	0.365-0.503

D	1,040	26,000	0.396	03/07/2011	0.365-0.503

E	910	22,750	0.411	03/02/2011	0.365-0.503

F	1,300	32,500	0.396	03/04/2011	0.365-0.503

G	1,300	32,500	0.411	03/09/2011	0.365-0.442

H	1,300	32,500	0.396	03/03/2011	0.365-0.427

I	1,300	32,500	0.427	03/16/2011	0.411-0.503

J	650	16,250	0.396	03/03/2011	0.365-0.503

†	As of February 28, 2011.
††	For the four month period ended February 28, 2011.

28        Invesco Van Kampen Advantage Municipal Income Trust II

  Subsequent to February 28, 2011 and up through April 15, 2011 the Trust paid dividends to preferred shareholders at rates ranging from 0.365% to 0.427% in the aggregate amount of $183,682.
  The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.
  Beginning on February 13, 2008 and continuing through February 28, 2011 all series of preferred shares of the Trust were not successfully remarketed. As a result, the dividend rates of these preferred shares were reset to the maximum applicable rate.
  The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.
  The preferred shares are not listed on an exchange. Investors in preferred shares may participate in auctions through authorized broker-dealers; however, such broker-dealers are not required to maintain a secondary market in preferred shares, and there can be no assurance that a secondary market will develop, or if it does develop, a secondary market may not provide you with liquidity. When a preferred shares auction fails, investors may not be able to sell any or all of their preferred shares and because of the nature of the market for preferred shares, investors may receive less than the price paid for their preferred shares if sold outside of the auction.
  The Trust entered into additional floating rate note obligations as an alternative form of leverage in order to redeem and to retire a portion of its preferred shares. Transactions in preferred shares were as follows:

	Series A		Series B		Series C		Series D
	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Outstanding at October 31, 2010	1,040	$26,000,000	1,040	$26,000,000	1,040	$26,000,000	1,040	$26,000,000

Shares retired	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Outstanding at February 28, 2011	1,040	$26,000,000	1,040	$26,000,000	1,040	$26,000,000	1,040	$26,000,000

	Series E		Series F		Series G		Series H
	Shares	Value	Shares	Value	Shares	Value	Shares	Value

Outstanding at October 31, 2010	910	$22,750,000	1,300	$32,500,000	1,300	$32,500,000	1,300	$32,500,000

Shares retired	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Outstanding at February 28, 2011	910	$22,750,000	1,300	$32,500,000	1,300	$32,500,000	1,300	$32,500,000

	Series I		Series J
	Shares	Value	Shares	Value

Outstanding at October 31, 2010	1,300	$32,500,000	650	$16,250,000

Shares retired	-0-	-0-	-0-	-0-

Outstanding at February 28, 2011	1,300	$32,500,000	650	$16,250,000

NOTE 11—Dividends

The Fund declared the following dividends from net investment income subsequent to February 28, 2011:

Declaration Date	Amount per Share	Record Date	Payable Date

March 1, 2011	$0.0730	March 15, 2011	March 31, 2011

April 1, 2011	$0.0730	April 15, 2011	April 29, 2011

29        Invesco Van Kampen Advantage Municipal Income Trust II

NOTE 12—Legal Proceedings

On January 17, 2011, a Consolidated Amended Shareholder Derivative Complaint entitled Clifford Rotz, et al. v. Van Kampen Asset Management et al., was filed on behalf of Invesco Van Kampen High Income Trust II, Invesco Van Kampen Advantage Municipal Income Trust II, Invesco Van Kampen Municipal Opportunity Trust, Invesco Van Kampen Municipal Trust and Invesco Van Kampen Senior Income Trust (the “Trusts”) against Van Kampen Asset Management, Morgan Stanley and certain current and former executive officers of the Trusts (collectively, the “Defendants”) alleging that they breached their fiduciary duties to common shareholders by causing the Trusts to redeem Auction Rate Preferred Securities (“ARPS”) at their liquidation value. Specifically, the shareholders claim that the Board and officers had no obligation to provide liquidity to the ARPS shareholders, the redemptions were improperly motivated to benefit the prior adviser by preserving business relationships with the ARPS holders, i.e., institutional investors, and the market value and fair value of the ARPS were less than par at the time they were redeemed. The Complaint alleges that the redemption of the ARPS occurred at the expense of the Trusts and their common shareholders. This Complaint amends and consolidates two separate complaints that were filed by Clifford T. Rotz, Jr., Robert Fast and Gene Turban on July 22, 2010, and by Harry Suleski, Leon McDermott, Marilyn Morrison and John Johnson on August 3, 2010. Each of the Trusts initially received a demand letter from the plaintiffs on April 8, 2010. Plaintiffs seek judgment that: 1) orders Defendants to refrain from redeeming any ARPS at their liquidation value using Trust assets; 2) awards monetary damages against all Defendants, individually, jointly or severally, in favor of the Trusts, for all losses and damages allegedly suffered as a result of the redemptions of ARPS at their liquidation value; 3) grants appropriate equitable relief to remedy the Defendants’ breaches of fiduciary duties; and 4) awards to Plaintiffs the costs and disbursements of the action. The Board has formed a committee to investigate these claims and make a recommendation to the Board regarding whether pursuit of these claims is in the best interests of the Trusts. A Stipulation and Proposed Order for Stay of Litigation was filed on March 9, 2011, and subsequently approved by the Court, moving the due date for responses to the Complaint to June 16, 2011. Plaintiffs also filed a letter with the Court requesting postponement of a status hearing to June 27, 2011.
  Management of Invesco and the Trust believe that the outcome of the proceedings described above will have no material adverse effect on the Trust or on the ability of Invesco to provide ongoing services to the Trust.

30        Invesco Van Kampen Advantage Municipal Income Trust II

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Invesco Van Kampen Advantage Municipal Income Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Advantage Municipal Income Trust II (hereafter referred to as the “Trust”) at February 28, 2011, and the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the period ended February 28, 2011 and the year ended October 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended October 31, 2009 and the financial highlights of the Trust for the periods ended October 31, 2009 and prior were audited by other independent auditors whose report dated December 21, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 21, 2011
Houston, Texas

31        Invesco Van Kampen Advantage Municipal Income Trust II

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2011:

Federal and State Income Tax

Tax-exempt interest dividends*	99.74%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

32        Invesco Van Kampen Advantage Municipal Income Trust II

Trustees and Officers
The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
	Trustee		Fund
Name, Year of Birth and	and/or		Complex
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Other Directorship(s)
Trust	Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer, Invesco Advisers, Inc., since 2006; Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance; Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank; From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors.	18	None

Independent Trustees

Wayne M. Whalen[1] — 1939 Trustee and Chair	1993	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	227	Director of the Abraham Lincoln Presidential Library Foundation

David C. Arch — 1945 Trustee	1993	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	227	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Jerry D. Choate — 1938 Trustee	2003	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (‘‘Allstate’’) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rodney Dammeyer — 1940 Trustee	1993	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	227	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

[1]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers – (continued)

	Trustee	Principal Occupation(s)	Number of	Other
	and/or	During Past 5 Years	Funds in	Directorship(s)
Name, Year of Birth and	Officer		Fund	Held by Trustee
Position(s) Held with the	Since		Complex
Trust			Overseen by
			Trustee

Independent Trustees

Linda Hutton Heagy – 1948 Trustee	2003	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy – 1952 Trustee	2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr – 1935 Trustee	1993	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson – 1936 Trustee	2003	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein – 1940 Trustee	1994	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	227	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Suzanne H. Woolsey, Ph.D. – 1941 Trustee	2003	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008.

Trustees and Officers – (continued)

	Trustee	Principal Occupation(s)	Number of	Other
	and/or	During Past 5 Years	Funds in	Directorship(s)
Name, Year of Birth and	Officer		Fund	Held by Trustee
Position(s) Held with the	Since		Complex
Trust			Overseen by
Trustee

Independent Trustees

Chairperson of the Board of Trustees of the Institute for Defense Analyses, afederally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002

Other Officers

John M. Zerr – 1962 Senior Vice President, Chief Legal Officer and Secretary	2010	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley – 1959 Vice President	2010	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Trustees and Officers – (continued)

	Trustee	Principal Occupation(s)	Number of	Other
Name, Year of Birth and	and/or	During Past 5 Years	Funds in	Directorship(s)
Position(s) Held with the	Officer		Fund Complex	Held by
Trust	Since		Overseen by	Trustee
			Trustee

Other Officers

Karen Dunn Kelley – 1960 Vice President	2010	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Sheri Morris – 1964 Vice President, Principal Financial Officer and Treasurer	2010	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Lance A. Rejsek – 1967 Anti-Money Laundering Compliance Officer	2010	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane – 1958 Chief Compliance Officer	2010	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

Office of the Fund	Investment Adviser	Auditors	Custodian
1555 Peachtree Street, N.E.	Invesco Advisers, Inc.	PricewaterhouseCoopers LLP	State Street Bank and Trust Company
Atlanta, GA 30309	1555 Peachtree Street, N.E.	1201 Louisiana Street, Suite 2900	225 Franklin
	Atlanta, GA 30309	Houston, TX 77002-5678	Boston, MA 02110-2801

Counsel to the Fund	Transfer Agent
Skadden, Arps, Slate, Meagher & Flom , LLP	Computershare Trust Company, N.A.
155 West Wacker Drive	P.O. Box 43078
Chicago, IL 60606	Providence, RI 02940-3078

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Trust holdings and proxy voting information
The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. Shareholders can also look up the Trust’s Forms N-Q on the SEC website at sec.gov. Copies of the Trust’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Trust is 811-07868.
     A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Trust voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-CE-AMINC2-AR-1	Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees
		Billed Applicable		Percentage of Fees
		to Non-Audit		Billed Applicable to
		Services Provided		Non-Audit Services
	Fees Billed for	for fiscal year end	Fees Billed for	Provided for fiscal
	Services Rendered	2/28/2011 Pursuant	Services Rendered	year end 10/31/2010
	to the Registrant	to Waiver of Pre-	to the Registrant for	Pursuant to Waiver
	for fiscal year end	Approval	fiscal year end	of Pre-Approval
	2/28/2011	Requirement(1)	10/31/2010	Requirement(1)
Audit Fees	$19,250	N/A	$35,000	N/A
Audit-Related Fees(2)	$4,000	0%	$0	0%
Tax Fees(3)	$2,300	0%	$4,300	0%
All Other Fees(4)	$1,667	0%	$0	0%

Total Fees	$27,217	0%	$39,300	0%
PWC billed the Registrant aggregate non-audit fees of $7,967 for the fiscal year ended February 28, 2011, and $4,300 for the fiscal year ended October 31, 2010, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Audit-Related fees for the fiscal year end February 28, 2011 includes fees billed for agreed upon procedures related to auction rate preferred securities.

(3)	Tax fees for the fiscal year end February 28, 2011 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end October 31, 2010 includes fees billed for reviewing tax returns.

(4)	All Other fees for the fiscal year end February 28, 2011 includes fees billed for completing professional services related to benchmark analysis.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco	Billed Applicable to	and Invesco	Billed Applicable to
	Affiliates for fiscal	Non-Audit Services	Affiliates for fiscal	Non-Audit Services
	year end 2/28/2011	Provided for fiscal	year end 10/31/2010	Provided for fiscal
	That Were Required	year end 2/28/2011	That Were Required	year end 10/31/2010
	to be Pre-Approved	Pursuant to Waiver	to be Pre-Approved	Pursuant to Waiver
	by the Registrant’s	of Pre-Approval	by the Registrant’s	of Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended February 28, 2011, and $0 for the fiscal year ended October 31, 2010, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.2. PROXY POLICIES AND PROCEDURES — RETAIL

Applicable to	Retail Accounts
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Fund Board
Approved/Adopted Date	January 1, 2010
The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).
A. POLICY STATEMENT
Introduction
Our Belief
The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.
In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.
Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own

January 2010	I.2 — 1

commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
Proxy administration
The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.
The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.
Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.
Important principles underlying the Invesco Proxy Voting Guidelines
I. Accountability
Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.
The following are specific voting issues that illustrate how Invesco applies this principle of accountability.
•	Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

January 2010	I.2 — 2

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.
•	Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•	Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•	Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•	Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•	Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•	Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

January 2010	I.2 — 3

•	Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.
II. Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.
Following are specific voting issues that illustrate how Invesco evaluates incentive plans.
•	Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•	Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

January 2010	I.2 — 4

•	Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•	Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.
III. Capitalization
Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.
IV. Mergers, Acquisitions and Other Corporate Actions
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.
V. Anti-Takeover Measures
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.
VI. Shareholder Proposals on Corporate Governance
Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

January 2010	I.2 — 5

VII. Shareholder Proposals on Social Responsibility
The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.
VIII. Routine Business Matters
Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.
Summary
These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.
Exceptions
In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.
Share-lending programs
One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.
“Share-blocking”
Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally

January 2010	I.2 — 6

refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.
International constraints
An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.
Exceptions to these Guidelines
Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.
Resolving potential conflicts of interest
A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.
Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.
If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.
Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of

January 2010	I.2 — 7

interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.
On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.
Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.
Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Policies and Vote Disclosure
A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

January 2010	I.2 — 8

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The following individuals are jointly and primarily responsible for the day-to-day management of the Trust:
•	Thomas Byron, Portfolio Manager, who has been responsible for the Trust since 2009 and has been associated with Invesco and/or its affiliates since 2010. From 1981 to 2010, Mr. Byron was associated with Morgan Stanley Investment Advisors Inc. in an investment management capacity.

•	Robert Stryker, Portfolio Manager, who has been responsible for the Trust since 2005 and has been associated with Invesco and/or its affiliates since 2010. From 1994 to 2010, Mr. Stryker was associated with Morgan Stanley Investment Advisors Inc. in an investment management capacity.

•	Robert Wimmel, Portfolio Manager, who has been responsible for the Trust since 2001 and has been associated with Invesco and/or its affiliates since 2010. From 1996 to 2010, Mr. Wimmel was associated with Morgan Stanley Investment Advisors Inc. in an investment management capacity.
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
          Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects the portfolio managers’ investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.
The following information is as of February 28, 2011:

		Other Registered		Other Pooled
		Investment Companies		Investment Vehicles		Other Accounts
	Dollar Range	Managed (assets in		Managed (assets in		Managed
	of	millions)		millions)		(assets in millions)
	Investments	Number		Number		Number
Portfolio	in Each	of		of		of
Manager	Fund[1]	Accounts	Assets	Accounts	Assets	Accounts	Assets
Invesco Van Kampen Advantage Municipal Income Trust II

Thomas Byron	$1-$10,000	28	$9,943.7	None	None	None	None
Robert Stryker	$1-$10,000	33	$10,651.4	None	None	None	None
Robert Wimmel	None	29	$10,569.6	None	None	None	None

[1]	This column reflects investments in a Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

Potential Conflicts of Interest
          Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
➢	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

➢	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➢	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➢	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.
          The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
For the Adviser and each affiliated Sub-Adviser
          The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
          Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
          Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of

Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
          Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1

Sub-Adviser	Performance time period[2]
Invesco [3,4,5] Invesco Australia Invesco Deutschland	One-, Three- and Five-year performance against Fund peer group.

Invesco Senior Secured	N/A

Invesco Trimark[3]	One-year performance against Fund peer group.

Three- and Five-year performance against entire universe of Canadian funds.

Invesco Hong Kong[3] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group.

Invesco Japan[6]	One-, Three- and Five-year performance against the appropriate Micropol benchmark.
          Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
          High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

[2]	Rolling time periods based on calendar year-end.

[3]	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

[4]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Select Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

[5]	Portfolio Managers for Invesco Balanced Fund, Invesco Basic Balanced Fund, Invesco Basic Value Fund, Invesco Fundamental Value Fund, Invesco Large Cap Basic Value Fund, Invesco Large Cap Relative Value Fund, Invesco Mid Cap Basic Value Fund, Invesco Mid-Cap Value Fund, Invesco U.S. Mid Cap Value Fund, Invesco Value Fund, Invesco Value II Fund, Invesco V.I. Basic Balanced Fund, Invesco V.I. Basic Value Fund, Invesco V.I. Select Dimensions Balanced Fund, Invesco V.I. Income Builder Fund, Invesco Van K ampen American Value Fund, Invesco Van Kampen Comstock Fund, Invesco Van Kampen Equity and Income Fund, Invesco Van Kampen Growth and Income Fund, Invesco Van Kampen Value Opportunities Fund, Invesco Van Kampen V.I. Comstock Fund, Invesco Van Kampen V.I. Growth and Income Fund, Invesco Van Kampen V.I. Equity and Income Fund, Invesco Van Kampen V.I. Mid Cap Value Fund and Invesco Van Kampen V.I. Value Fund’s compensation is based on the one-, three- and five-year performance against the Fund’s peer group. Furthermore, for the portfolio manager(s) formerly managing the predecessor funds to the Funds in this footnote 5, they also have a ten-year performance measure.

[6]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark. Furthermore, for the portfolio manager(s) formerly managing the predecessor fund to Invesco Pacific Growth Fund, they also have a ten-year performance measure.

          Equity-Based Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
          Portfolio managers also participate in benefit plans and programs available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None
ITEM 11. CONTROLS AND PROCEDURES.

(a)	As of March 21, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 21, 2011, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Van Kampen Advantage Municipal Income Trust II

By:	/s/ Colin Meadows Colin Meadows
Principal Executive Officer

Date:	May 9, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows Colin Meadows
Principal Executive Officer

Date:	May 9, 2011

By:	/s/ Sheri Morris

Sheri Morris
Principal Financial Officer

Date:	May 9, 2011

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.